SECURITIES AND EXCHANGE COMMISSION

 WASHINGTON, D.C. 20549

FORM 8-K

 CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 15, 2022

WARPSPEED TAXI INC.

(Exact Name of Registrant as Specified in Charter)

Wyoming	333-252505	85-3978107
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

2261 Rosanna Street, Las Vegas, Nevada, 89117

(Address of Principal Executive Offices, Zip Code)

Registrant’s telephone number, including area code: (269) 692-9418

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Securities registered pursuant to Section 12(b) of the Act: None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

On March 15, 2022, we entered into an agreement with a United States-based joint venture partner (the “JV Partner”) whereby we will form a U.S. corporation (the “Corporation”) for the purpose of operating a ride-hailing and delivery business using our WarpSpeed Taxi computer application (the “Application”). The agreement provides that we will be responsible for licensing the Application to the Company and making any modifications to the Application that are necessary in order to customize it for operation in U.S. markets. The JV Partner will be responsible for operating the Company’s business, including, retaining all employees and independent contractors necessary to commence and continue business operations, handling customer service queries, complying with all applicable regulations and legal requirements, and handling all legal and accounting matters.

We will have a 51% equity interest in the Corporation and our JV Partner will have a 49% interest. We will also receive an Application licensing fee equal to 2.5% of all gross revenues that the Corporation generates, as well as a monthly fee (i.e., the greater of $5,000 or 2.5% of each month’s sales) payable on the Corporation’s commencement of revenue-generating operations. We must pay $10,000 to the Corporation as a share subscription payment for our 51% equity interest while the JV Partner must pay $1,000,000 (i.e., $20,000 upon execution of the agreement, for its 49% interest, an additional $250,000 by July 31, 2022, and the balance by October 31, 2022).

The agreement contemplates that the Corporation shall initially commence operations in Nevada and subsequently expand its business to other United States cities in all 50 states.

Item 7.01	Regulation FD Disclosure

On March 15, 2022, we issued a press release announcing our entry into the material definitive agreement described in Item 1.01 above.

Item 9.01	Financial Statements and Exhibits

Exhibit No.	Description

99.1	Press release dated March 15, 2022.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WarpSpeed Taxi Inc.

Date: March 15, 2022	By:	/s/ Daniel Okelo
Daniel Okelo, President

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